UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2005

HANDLEMAN COMPANY

(Exact Name of Registrant as Specified in Charter)

Michigan	1-7923	38-1242806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan 48084

(Address of Principal Executive Offices) (Zip Code)

(248) 362-4400

(Registant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 22, 2005, the Registrant filed a Current Report on Form 8-K, which reported the closing of the Crave Entertainment Group, Inc. acquisition. On February 1, 2006, the Registrant filed a Form 8-K/A that amended the Current Report on Form 8-K to include the consolidated financial statements and pro forma financial information required by item 9.01(a) and (b) on Form 8-K. This amendment is filed solely to add Exhibit 23.1 to the Form 8-K/A.

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Item 9.01 Financial Statements and Exhibits.

(c)	Exhibit

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

Forward-Looking Statements:

This Form 8-K/A may contain forward-looking statements that are not historical facts. These statements involve risks and uncertainties and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This Form 8-K/A should be read in conjunction with the “Forward-Looking Statements” section in Handleman Company’s 2005 Form 10-K (which sections are incorporated by reference herein) and in conjunction with other SEC reports filed by Handleman that disclose other factors that may cause Handleman’s actual results to differ materially. Handleman expressly disclaims any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY

Date: February 23, 2006	By:	/s/ Thomas C. Braum, Jr.
	Name:	Thomas C. Braum, Jr.
	Title:	Senior Vice President and
Chief Financial Officer

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